Sucampo Prostone Pipeline Key Highlights

AMITIZA Clinical Development & Life Cycle Management

Pediatric Constipation

- Very common GI complaint in children[12]
- WW prevalence ~18%[12-13]
- Initiate P3 Pediatric Functional Constipation program by end of 2013
- Potential to be 1st Rx constipation product for pediatric patients
- Takeda: funding 70% of development costs



Abdominal radiograph of constipated child showing stool throughout the colon

New liquid dosage form

- Takeda: funding 100% of development costs
- Pediatric and geriatric markets

Additional LCM opportunities

Unoprostone Isopropyl for Retinitis Pigmentosa

Retinitis Pigmentosa (RP)

- Degenerative retinal disease causing progressive vision loss and ultimately, blindness





- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
- Sucampo has rights to clinical data for potential filing in Europe and U.S.; will decide path forward upon reviewing interim trial results 4Q 2014/ 1Q 2015
- Unoprostone isopropyl has received orphan drug designation for RP in the U.S. & in the E.U.

See References 12-15

SUCAMPO
The Science of Innovation

Sucampo Prostone Pipeline Key Highlights *(cont.)*

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis

- Degenerative change in lumbar spine
- Commonly observed in growing aged population
- More than 400,000 Americans, most >60 years of age, may be suffering from symptoms caused by lumbar spinal stenosis[16]
- Unmet medical need/limited treatment options globally



Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Ongoing P2a trial of IV ion channel activator; top-line results in Q4 2013
- P1a results: PO ion channel activator is generally well-tolerated across dosing range

Cobiprostone for Oral Mucositis

Oral Mucositis

- Severely painful inflammation of the oral cavity
- Debilitating side effect; treatment-limiting
- ~350,000 head and neck cancer patients in the U.S.[18]; oral mucositis affects 80-90%[19] of these patients
- Unmet medical need/ limited prescription treatments are available
- Total WW market estimated to be up to $500M[3]





- P1a results: oral spray formulation is generally well-tolerated
- P1b multiple dose tolerability study in healthy patients: to begin Q4 2013

See References 3, 16-20

Pipeline Highlights

CLINICAL FOCUS **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Unoprostone Isopropyl Retinitis Pigmentosa*					Began 1Q13
AMITIZA Pediatric Constipation					FPFV 2H13
PO Ion Channel Activator Spinal Stenosis			Phase 1b 1Q14		
IV Ion Channel Activator Spinal Stenosis				Began 1Q13	
Cobiprostone Oral Mucositis			Phase 1b 4Q13		

■ SUCCESSFULLY COMPLETED ■ PROJECTED START ■ ONGOING

*Co-developing with R-Tech Ueno, Ltd.

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (10-11-13), 52-Week Range	$6.50, $10.48 to $4.41
Shares Outstanding (10-11-13)	42.5M (1 class of common stock)
Daily Volume (90-day average)	121,810
Market Capitalization (10-11-13)	$276.1M
Enterprise Value (10-11-13)	$240.3M
Financial Highlights as of 1st 6 Months of 2013	
Cash & Equivalents	$93.5M
Total Revenue	$43.9M
Net Income	$3.0M
EPS	$0.07
AMITIZA U.S. Net Sales (as reported by Takeda):	$131.5M

SUCAMPO
The Science of Innovation

Key Upcoming Events

2H 2013
Q4
Third quarter earnings conference call (November) Start of phase 3 trial of lubiprostone liquid formulation for CIC Start of phase 3 trial of lubiprostone for Pediatric Functional Constipation Start of phase 1b trial of cobiprostone for Oral Mucositis Top-line results of phase 2a trial of IV ion channel activator for Lumbar Spinal Stenosis

4Q 2013 / 1H 2014
CEO Transition (EST)

1H 2014
Q1
AMITIZA OIC indication potential approval in Switzerland / U.K.

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (10-11-13), 52-Week Range	$6.50, $10.48 to $4.41
Shares Outstanding (10-11-13)	42.5M (1 class of common stock)
Daily Volume (90-day average)	121,810
Market Capitalization (10-11-13)	$276.1M
Enterprise Value (10-11-13)	$240.3M

Financial Highlights as of 1st 6 Months of 2013	
Debt	$57.7M
Cash & Equivalents	$93.5M
Total Operating Expense	$33.2M
Total Revenue	$43.9M
Net Income	$3.0M
R&D Revenue	$14.3M
Product Royalty Revenue	$23.7M
R&D Expense	$10.1M
EPS	$0.07
AMITIZA U.S. Net Sales (as reported by Takeda):	$131.5M

Issued Lubiprostone U.S. Patents

U.S. Patent No.	Expires	Type of Patent
5,284,858	2014	Composition of matter (drug substance)
6,414,016	2020	Therapeutic use (treating constipation)
6,583,174	2020	Composition of matter (drug product)
6,982,283	2022	Therapeutic use (treating OIC)
7,064,148	2022	Therapeutic use (treating constipation)
7,417,067	2020	Composition of matter (drug product)
7,795,312	2024	Therapeutic use (treating IBS)
8,026,393	2027	Composition of matter (drug product)
8,071,613	2020	Therapeutic use (treating constipation)
8,088,934	2021	Composition of matter (drug substance)
8,097,649	2020	Composition of matter (drug product)
8,097,653	2022	Therapeutic use (treating constipation)
8,114,890	2020	Composition of matter (drug product
8,338,639	2027	Composition of matter (drug product)
8,389,542	2022	Composition of matter (drug product) and therapeutic use (treating constipation)

*Orange Book-listed patents concerning lubiprostone:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=002&table1=OB_Rx

SUCAMPO
The Science of Innovation